UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                                 SRS LABS, INC.

             (Exact Name of registrant as specified in its charter)

    Delaware                         0-21123                     33-0714264
    --------                         -------                     ----------
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

                  2909 Daimler Street
                Santa Ana, California                                92705
                ---------------------                                -----
       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 442-1070

                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

99                Press Release, dated as of August 12, 2003.

Item 12. Results of Operations and Financial Condition.

      On August 12, 2003, SRS Labs, Inc. (the "Company") issued a press release announcing its operating results for the three and six months ended June 30, 2003. Attached as Exhibit 99 to this report is a copy of the Company's press release, which is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SRS LABS, INC,
                                                   a Delaware corporation

Date: August  12, 2003                             By:   /s/ THOMAS C. K. YUEN
                                                       -------------------------
                                                           Thomas C. K. Yuen
                                                       Chairman of the Board and
                                                        Chief Executive Officer


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